                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-22317 and No. 333-48909) of EarthLink Network, Inc. of our report dated January 29, 1998 appearing on page F-2 of EarthLink Network, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1997.



Price Waterhouse LLP


Costa Mesa, California
April 27, 1998